EXHIBIT 99.3


                                     FORM OF



                             STOCKHOLDERS AGREEMENT



     THIS STOCKHOLDERS AGREEMENT (this "AGREEMENT") is made and entered into as of __________, 200_, by and between TAG-IT PACIFIC, INC., a Delaware corporation (the "Company") and ____________ ("INVESTOR")

                                           RECITALS

     A. The Company and Investor are party to that certain Stock and Warrant Purchase Agreement, dated as of __________, 200__ (the "PURCHASE AGREEMENT") which provides for, among other things, the issuance to the Investor of shares (the "PURCHASED SHARES") of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") and Warrants (the "WARRANTS") to purchase additional shares of Common Stock (the "WARRANT SHARES.")

     B. The execution and delivery by the parties of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the agreements and mutual covenants contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, all capitalized terms and phrases. Including the term, "Securities," not defined herein have the meaning set forth in the Purchase Agreement.

     2. NON-TRANSFER PERIOD. Other than with respect to transfers in compliance with the transfer provisions of this Agreement (including Section 3 below) and the Purchase Agreement to an "Affiliate"(as defined below) who or which agrees to be bound by all of the transfer restrictions and other provisions set out in this Agreement, the Investor shall not sell, assign, transfer, pledge, hypothecate, gift, encumber or otherwise dispose of (or enter into any option, put, call or straddle or other agreement with respect to)(a "TRANSFER") any of the Securities during the period commencing on the date of issuance to the Investor of such Security (with respect to a Security, the "ISSUE DATE") and ending on the first anniversary of the acquisition by Investor from the Company of that Security (with respect to each such Security, the "NON-TRANSFER PERIOD"), unless the Transfer is approved in writing by the Company in its sole discretion. For purposes of this Agreement, "AFFILIATE" shall mean a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first person and, with respect to the Investor only, the Investor's spouse and the Investor's and the Investor's spouse's parents, grandparents, brothers, sisters, children, grandchildren, nieces and nephews. "CONTROL" (including the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as a trustee or executor, or otherwise. "PERSON" means any individual, corporation, partnership, limited liability company, trust,


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incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

     3. PERMITTED TRANSFERS FOLLOWING NON-TRANSFER PERIOD. Following expiration of the applicable Non-Transfer Period, a Security may not be Transferred unless:

     3.1 such Transfer is made in accordance with the provisions of this Agreement and, as applicable, the Purchase Agreement and the terms of the applicable Warrant; and

     3.2 such Transfer is made pursuant to an effective registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state securities laws, or an exemption from such registration, and prior to any such Transfer the Investor shall give the Company (A) notice describing the manner and circumstances of the proposed Transfer and (B) if reasonably requested by the Company, a written opinion of legal counsel, which shall be reasonably satisfactory to the Company and its counsel, to the effect that the proposed Transfer of Shares may be effected without registration under the Securities Act and any applicable state securities laws. The Company shall have no obligation to register the Shares for resale under the Securities Act.

     4. SHARE CERTIFICATES. Each certificate representing the Shares shall be stamped with legends in substantially the following form:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER, AND THE SECURITIES LAWS OF ANY SUCH STATE."

        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER LIMITATIONS AND RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

     5. VOTING LIMITATION; PROXY. Until the first anniversary of the Issue Date of the Purchased Shares, the Investor agrees (i) not to vote the Purchased Shares or Warrant Shares on any matter to which the Investor is entitled to vote at a meeting of the stockholders of the Company (or to express consent or dissent to corporate action in writing without a meeting), including, without limitation, in the election of directors, unless instructed by the Board of Directors of the Company to do so and, if so instructed, the Investor agrees to vote the Purchased Shares or Warrant Shares at the meeting (or express consent or dissent to corporate action in writing without a meeting) only in the manner instructed by the Board of Directors of the Company, and (ii) unless otherwise instructed by the Board of Directors of the Company, to attend or be represented by proxy at all special and annual meetings of the stockholders of the Company such that the Purchased Shares, and when issued, the Warrant Shares are present at the meeting for purposes of determining the presence of a quorum.


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     6. MISCELLANEOUS.

     6.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument.

     6.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

     6.3 ASSIGNMENT. This Agreement shall not be assigned without the prior written consent of the parties hereto and no rights, or any direct or indirect interest herein, shall be transferable hereunder without the prior written consent of the other parties hereto.

     6.4 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be the addresses indicated on Schedule A to the Purchase Agreement or at such address as the Investor or permitted assignee shall have furnished to the Company in writing. The parties hereto may from time to time change their address or facsimile number for notices under this Section 6.4 by giving written notice of such changed address or facsimile number to the other parties hereto as provided in this Section 6.4.

     6.5 CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Investor and their respective agents have participated in the preparation hereof.

     6.6 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Investor represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed


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contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

     6.7 ARBITRATION. Any dispute or controversy other than requests for immediate equitable relief, arising under, out of, or in connection with or in relation to this Agreement, and any amendments thereto or the breach thereof, shall be determined and settled by arbitration to be held in County of Los Angeles, State of California, in accordance with the rules of the American Arbitration Association. Any award rendered therein shall be final and binding on each and all of the Parties and judgment may be entered thereon in any court of competent jurisdiction.

     6.8 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements.

     6.9 SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other parties to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

     6.10 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the Investor. The obligations of the Company and the rights of the Investor under the Agreement may be waived only with the written consent of the Investor.

     6.11 GOVERNING LAW. THIS AGREMEENT IS MADE AND ENTERED INTO IN THE STATE OF CALIFORNIA AND THE LAWS OF SAID STATE SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER.



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                    TAG-IT PACIFIC, INC.


                                    By
                                            -----------------------------------
                                            Ronda Sallmen
                                    Title:  Chief Financial Officer


                                    INVESTOR


                                    -------------------------------------------